Grill Concepts, Inc.
(NASDAQ:GRIL)

December 2006

Safe Harbor Statement

We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance.  Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,”
“will,” “may” and other similar expressions.  In addition, any statements that refer to expectations, projections or other
characterizations of future events or circumstances are forward-
looking statements.  Forward-looking statements are subject to known and unknown risks and uncertainties, including those
described in the Company’s filings with the Securities and Exchange
Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking
statements.

Company Overview

Owns and manages upscale casual and fine
dining, full-service restaurants

22-year history serving freshly prepared,
made-from-scratch American grill fare

Operates 25 restaurants, two brand
concepts

The Grill on the Alley

5 restaurants – 2 company owned, 3 joint
ventures (JV)

Daily Grill

20 restaurants – 9 company owned, 3 JVs,
6 managed and 2 licensed

DISTINGUISHED RESTAURANTS OF NORTH AMERICA

CALIFORNIA Restaurant ASSOCIATION

NATIONAL RESTAURANT ASSOCIATION

NASDAQ®

STARWOOD HOTELS & RESORTS WORLDWIDE, INC

DAILY GRILL

The GRILL ON THE ALLEY

4

Key Milestones

Today

$88 million system wide revenue

$61 million in consolidated revenue (excluding cost
reimbursements)

25 Restaurants (of which 9 are hotel locations)

   11 Company owned

   6 Joint ventures

   6 Managed

   2 Licensed

Entered into strategic alliance with Starwood Hotels

2001

The Grill on the Alley inducted into the Restaurant Hall of Fame

Grill  Concepts, Inc. goes public (NASDAQ:GRIL)

1995

Opened 5 additional Daily Grills

(Los Angeles, Encino, Studio City, Newport Beach, Palm Desert)

1990 – 1994

The first Daily Grill opens in Brentwood

1988

The first Grill on the Alley opens in Beverly Hills

1984

Our Mission

At Grill Concepts, PEOPLE are our #1 asset.

As we grow and expand, we pledge ourselves to:

Honor our Guests, one great meal at a time

Provide our Team Members a rewarding place of  employment that promotes opportunities to succeed

Fulfill the goals of our shareholders

Be an active and welcome neighbor in the communities where we operate

Through this, we will have no equal as the best American dining experience.

Pride  Excellence  Opportunity  Profitability  Leadership   Enjoyment

120%
100%
80%
60%
40%
20%
0%
Industry Average
GRIL
Hourly
Management

6

Our Culture

Our culture has lead to significantly lower turnover

than the industry average

Source:  Industry research provided by People Report

Annual Employee Turnover

Enhanced and Blended Management Team

Philip Gay

President & CEO

2004

Michael Weinstock

EVP & Chairman

Co-founder

Robert Spivak

Director

Co-founder/Consultant

Louis Feinstein

VP-Operations

1992

Wayne Lipschitz

VP-CFO

2006

John Sola

SVP-Culinary

1988

Significant Restaurant Experience

Toni Shizuru

Director Training & Development

2006

Phillip Kastel

Director R&D

2006

Terri Henry

Director Marketing

2000

Wanda Anesh

Financial Controller

2001

Burke Schechtel

Director Construction

2004

Coni Zingarelli

Director PDR

2003

Thomas Kachani

Director Purchasing

2006

Chris Gehrke

Director HR

2004

SK Lynch

Director FPA

2002

Michelle Feinstein

Director Legal Affairs

2004

Tim Groff

Director IT

1989

Changing Structure

Historically

Company owned

Joint ventures

Managed
(shared fees under HRP)

Going Forward

Company owned

Managed
(100% fees)

Two Concepts

Two Experiences

The GRILL ON · THE · ALLEY
Famously American

An American
Classic
— ZAGATS SURVEY

The GRILL

10

Locations

Beverly Hills

San Jose

Chicago

Hollywood

Dallas

The GRILL
ON · THE · ALLEY
Famously American

THE WALL STREET JOURNAL.
WEEKEND EDITION

Los Angeles Times
WEDNESDAY, SEPTEMBER 13, 2006

The Dallas Morning News

11

“Classic American cooking and a warm welcome

make The Grill on the Alley in Beverly Hills

worth visiting again and again…

The service at The Grill is as good as it gets in L.A. –
always has been and probably always will be.”

September 13, 2006

“Steak Tartar… meat this good deserves to be appreciated
on its own, forkful by delicious forkful…

the Grill on the Alley eschews hot new foodie fads

in favor of upscale comfort fare, classically prepared.

And that’s a culinary trend to get behind.”

September 29, 2006

“…The Grill on the Alley has been drawing the “let’s do lunch” crowd… for 23 years.
The Power Tables:  The four horseshoe-shaped booths along the back wall, 130 – 133, are where the VIPs can be in the spotlight as they survey the goings on in the entire dining room.”

November 18, 2006

The GRILL ON · THE · ALLEY
Famously American

The GRILL
ON · THE · ALLEY

12

Traditional American Grill

Fine dining segment

Industry recognition

Three locations awarded
distinguished DiRona award
for fine dining

Nation’s Restaurant News
Restaurant Hall of Fame

Average spend per person
(pre tax and tip)

Lunch $26

Dinner $51

The GRILL
ON · THE · ALLEY
Famously American

Los Angeles Times
FOOD

In service of excellence

In a town where it seems every waiter is an actor waiting to happen, ... apart: the career waiter. Devoted to their art, they elevate the dining ...

13

Dining Experience

Extensive menu featuring
prime steak and chops, fresh
seafood

Freshly prepared, made-from-
scratch

Reputed power-lunch spot

Culinary school-trained Chefs

Sophisticated atmosphere

Exquisite presentation

Uncompromising service,
knowledgeable staff

Guest Profile

Luxury lifestyle

Enjoys fine dining

Travels for pleasure
frequently

Significant Income level

DAILY GRILL

For great **American food**...**Think Daily.**

THINK DAILY.
DAILY GRILL

DAILY GRILL

DAILY GRILL
For great American food...Think Daily.

DAILY GRILL

Traditional American Grill

Upper end of casual dining
segment

Average spend per
person (pre tax and tip)

Lunch $16

Dinner $27

DAILY GRILL
For great American food...Think Daily.

Dining Experience

Extensive menu featuring
American classics

Crisp salads, homemade
soups, fresh seafood, aged
Midwestern Angus beef,
sumptuous desserts

Freshly prepared,
made-from-scratch

Highly trained Chef-managed
kitchen

Casual, yet sophisticated
atmosphere

Friendly, attentive service,
knowledgeable staff

DAILY GRILL
For great American food...Think Daily.

Guest Profile

Urban

Mean age:  35

Career focused

High percentage of discretionary
income

Traditional

Mean age:  45

Mean Income: $98K

Percent with kids: 25%

Mean visits to a Casual Dining
Restaurant per month:
16 (9 lunch, 7 dinner)

Current Unit Economics

% of
Sales

2006

% of
Sales

2006(1)

% of
Sales

2006(1)

% of
Sales

2006(1)

4

3

8(3)

Number of units

28.8%

38.8%

49.3%

35.6%

Cash-on-cash ROI

$1,769

$1,908

$1,322

$1,012

Cash investment

13.4%

$509

15.0%

$741

16.6%

$652

11.0%

$360

Restaurant cash flow (2)

73.3%

$2,788

70.6%

$3,482

74.1%

$2,917

73.6%

$2,421

Gross margin

26.7%

$1,018

29.4%

$1,449

25.9%

$1,019

26.4%

$867

Food and beverage
costs

100%

$3,806

100%

$4,931

100%

$3,936

100%

$3,288

Restaurant sales

Newest California
Opening

The Grills

Non-CA
Daily Grills

California
Daily Grills

Heavy historical California Daily Grill concentration

leads to margins lower than peers

Average Restaurant Economics

($ thousands)

(1)  TTM through 9/24/06, company owned and JVs

(2)  Adjusted to reflect current workers comp rates

(3)  Excludes Brentwood CA location due to site conditions

New Unit Economics

30 – 45%

30 – 40%

Cash ROI

$1.75 - $2.75 MM

$1.5 - $2.5 MM

Total cash investment (1)

$350-450,000

$350-$450,000

Pre-opening costs

$750,000

15%

$640,000

16%

Restaurant level cash flow

$4.5 - $6.0 MM

$3.8 - $5.0 MM

Revenue

7-8,000 sq ft

6-7,000 sq ft

Average size

The Grills

Non-California

Daily Grills

(1)  Total cash investment is net of TIA of $100-$150 per sq ft

40%
60%
25%
75%
23%
77%
35%
65%

DAILY GRILL

The GRILL ON THE ALLEY

21

Sales Mix

Daily Grill

The Grill

Food vs. Beverage

Lunch vs. Dinner

Daily Grill
The Grill
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$3.01
$3.80
$3.12
$4.09
$3.18
$4.19
$3.27
$4.58
$3.39
$4.93
2002
2003
2004
2005
9/24/06 TTM

DAILY GRILL

The GRILL ON THE ALLEY

22

Expanding Average Unit Sales

($ millions)

$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.94
$3.20
$3.22
$3.46
$3.78
2002
2003
2004
2005
9/24/06 TTM

DAILY GRILL

The GRILL ON THE ALLEY

23

Managed Locations

Strong growth in managed locations will lead

to incremental cash flow with minimal capital outlay

Average Unit Sales

($ millions)

Note:  Excludes subsidized Long Beach location

Current Penetration

Daily Grill

The Grill on the Alley

Coming Soon

NH

ME

CA

NV

IA

MN

OK

CO

MI

MT

WA

FL

NY

OH

IN

KY

VA

PA

MD

DC

DE

OR

ID

WY

KS

NE

SD

ND

UT

AZ

NM

TX

AR

MO

LA

MS

AL

TN

SC

NC

WV

IL

WI

MA

RI

CT

VT

NJ

Proven Portability of Concept…

Targeted High Growth Areas

NH

ME

CA

NV

IA

MN

OK

CO

MI

MT

WA

FL

NY

OH

IN

KY

VA

PA

MD

DC

DE

OR

ID

WY

KS

NE

SD

ND

UT

AZ

NM

TX

AR

MO

LA

MS

AL

TN

SC

NC

WV

IL

WI

MA

RI

CT

VT

NJ

Potential for 100-150 plus locations…

Daily Grill

The Grill on the Alley

Coming Soon

Accelerating Expansion Plans

Developing four to six new restaurants in 2007 (and thereafter)

Opened one restaurant in 2006 – The Grill on the Alley in Dallas

New unit openings planned:

The Grill on the Alley

Westlake CA – Winter 2008 (1)

Company owned Daily Grills

Austin TX– Summer 2007

Fresno CA– Fall 2007   (1)

Foxwoods CT – Spring 2008 (1)

Dallas II – Fall 2008 (1)

Phoenix – Fall 2008 (1)

Managed Daily Grills

Memphis TN– Spring 2007

Seattle WA– Summer 2007

Tulsa OK – Winter 2007/8 (1)

(1)  Executed LOI

Hilton

STARWOOD
HOTELS & RESORTS WORLDWIDE, INC.

HANDLERY HOTELS

WESTIN
HOTELS & RESORTS

HYATT

Sheraton
HOTELS & RESORTS

The Georgetown Inn
WASHINGTON, D.C.

Marriott

DAILY GRILL

The GRILL
ON THE ALLEY

27

Multi-day parts

Room service

Proven food and beverage
solution to hotel
operators

Choice of casual or
fine dining

Hotel Unit Potential and Partners

Recent Developments

New Financing – March 2006

Established $8 million line of credit for future restaurant
expansion (currently expanding to $12 million)

HRP Buy out – June 2006

Acquired rights to HRP’s current and future hotel
management revenues

Management transitions

June 2006 – Philip Gay transitioned to role of President and
CEO, from CFO

July 2006 – Wayne Lipschitz appointed CFO

Bolstered R and D, Training and Development departments

Financial Overview

Balance Sheet Highlights

8,831

7,398

8,054

5,596

Other long-term liabilities

$      30,273

$      21,973

$      19,749

$      17,047

Total liabilities, minority interest and
stockholders’ equity

7,155

4,806

3,830

3,744

Total stockholders’ equity

21,609

15,537

14,985

11,519

Total liabilities

1,612

877

977

1,254

Long-term debt

11,066

7,262

5,954

4,669

Total current liabilities

$     30,273

$     21,973

$      19,749

$     17,047

Total assets

5,466

5,985

6,163

5,047

Total current assets

2,180

3,161

1,407

1,496

Cash and cash equivalents

9/24/06

FY05

FY04

FY03

(in thousands)

Income Statement Highlights

$0.24

$0.09

$0.14

$0.00

$0.01

Earnings per share – diluted (1)

2,530

619

655

272

1,603

3,417

23,987

29,934

41,229

1,127

40,102

Nine

Mos.

Ended

9/25/05

2,270

3,236

1,733

1,842

EBITDA (before pre-opening)

440

301

167

182

Pre-opening costs

20

687

(439)

(156)

Income from operations

1,547

939

38

128

Net income (1)

26,544

32,844

30,552

28,050

Restaurant operating expenses

11,295

1,810

2,248

2,005

1,816

Depreciation and amortization

4,305

4,868

4,472

3,696

General and administrative expenses

33,119

40,943

36,755

33.621

Gross profit

12,576

15,446

14,465

13,274

Cost of goods

45,695

56,389

51,220

46,895

   Total revenue

1,329

1,683

1,282

1,037

Management and license fees

44,366

54,706

49,938

45,858

Sales

Nine
Mos.
Ended

9/24/06

FY05

FY04

FY03

(in thousands, except per share)

(1)  Nine months ended 9/24/06 net income includes a one-time non-recurring tax benefit of $2.1 million, or $0.35 per share

Improving Sales Trends

14,767,000

12,668,000

17,703,000

16,129,000

      The Grill

$ 44,366,000

$ 40,102,000

$ 54,706,000

$ 49,938,000

      Total consolidated sales

$ 29,599,000

$ 27,434,000

$ 37,003,000

$ 33,809,000

      Daily Grill

Total sales

11.2%

10.7%

9.8%

2.1%

      The Grill

5.3%

0.0%

1.1%

4.6%

      Daily Grill

Change in comparable restaurant sales (2)

$       85,867

$       81,207

$       85,110

$       77,545

      The Grill

$       63,248

$       58,735

$       59,456

$       57,757

      Daily Grill

Weighted average weekly sales per restaurant (1)

Nine Mos.

FY06

Nine Mos.

FY05

FY05

FY04

(1)  Weighted average weekly sales includes all restaurants

(2)  Change in comparable restaurant sales includes restaurants open 12 months

14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Daily Grill
The Grill

DAILY GRILL

The GRILL ON THE ALLEY

33

Same Store Sales Comps

Selected Financials

3.7%

8.5%

59.8%

28.2%

24

6

7

11

Nine Mos.
Ended

9/25/05

25

24

23

22

9.7%

8.9%

9.0%

8.1%

      General and administrative
expenses

7.4%

5.6%

3.7%

6.1%

      Consolidated same store sales

As a percentage of total revenue:

59.8%

60.0%

61.2%

61.2%

      Restaurant operating expenses

28.3%

28.2%

29.0%

28.9%

      Cost of goods sold

6

6

5

5

      Partnership/LLC

7

7

7

7

      Managed/licensed

12

11

11

10

      Company

Stores open at period end:

Nine Mos.
Ended

9/24/06

FY05

FY04

FY03

30%
20%
10%
0%
2003
2004
2005
9/24/06 TTM

65%
55%
45%
35%
2003
2004
2005
9/24/06 TTM

DAILY GRILL

The GRILL ON THE ALLEY

35

Consistent Cost Structure

Cost of goods
sold as a % of
restaurant sales

Restaurant
operating costs as
a % of restaurant
sales (1)

(1)  Restaurant operating costs includes payroll expenses

Key Investment Highlights

Under-penetrated, proven multi brands provide long term
growth opportunity

Multiple-day parts, expansive menu, low veto factor

Accelerating development plans with ample room to grow

Strengthened financial structure, performance
momentum

Enhanced management team

Higher comps vs. peers in a challenging industry
environment

Substantial growth opportunity to leverage G&A expense

Attractive unit economics

Grill Concepts, Inc.
(NASDAQ:GRIL)

December 2006